EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Walker Financial Corporation, a Delaware corporation (the "Company"), does hereby certify, to such officer’s knowledge, that:

The Annual Report on Form 10-KSB/A for the period ending December 31, 2006 (the “Form 10-KSB/A”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 23, 2007	/s/ Mitchell S. Segal
Mitchell S. Segal, Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer